EXHIBIT A

Fund Services Agreement

between WisdomTree Trust and WisdomTree Asset Management, Inc

as of June 26, 2017

FUND	INCEPTION DATE
WisdomTree Total Dividend Fund (effective June 30 this fund will be known as the WisdomTree U.S. Total Dividend Fund)	06/16/2006
WisdomTree U.S. High Dividend Fund (effective June 30 this fund will be known as the WisdomTree U.S. High Dividend Fund)	06/16/2006
WisdomTree International Equity Fund	06/16/2006
WisdomTree International High Dividend Fund	06/16/2006
WisdomTree Asia-Pacific ex-Japan Fund	06/16/2006
WisdomTree Australia Dividend Fund	06/16/2006
WisdomTree Global High Dividend Fund	06/16/2006
WisdomTree Japan Hedged Equity Fund	06/16/2006
WisdomTree Global ex-US Quality Dividend Growth Fund	06/16/2006
WisdomTree Dividend ex-Financials Fund (effective June 30 this fund will be known as the WisdomTree U.S. Dividend ex-Financials Fund)	06/16/2006
WisdomTree LargeCap Dividend Fund (effective June 30 this fund will be known as the WisdomTree U.S. LargeCap Dividend Fund)	06/16/2006
WisdomTree MidCap Dividend Fund (effective June 30 this fund will be known as the WisdomTree U.S. MidCap Dividend Fund)	06/16/2006
WisdomTree SmallCap Dividend Fund (effective June 30 this fund will be known as the WisdomTree U.S. SmallCap Dividend Fund)	06/16/2006
WisdomTree Japan SmallCap Dividend Fund	06/16/2006
WisdomTree Europe SmallCap Dividend Fund	06/16/2006
WisdomTree International LargeCap Dividend Fund	06/16/2006
WisdomTree International Dividend ex-Financials Fund	06/16/2006
WisdomTree International MidCap Dividend Fund	06/16/2006
WisdomTree International SmallCap Dividend Fund	06/16/2006
WisdomTree Total Earnings Fund (effective June 30 this fund will be known as the WisdomTree U.S. Total Earnings Fund)	02/23/2007
WisdomTree Earnings 500 Fund (effective June 30 this fund will be known as the WisdomTree U.S. Earnings 500 Fund)	02/23/2007
WisdomTree MidCap Earnings Fund (effective June 30 this fund will be known as the WisdomTree U.S. MidCap Earnings Fund)	02/23/2007
WisdomTree SmallCap Earnings Fund (effective June 30 this fund will be known as the WisdomTree U.S. SmallCap Earnings Fund)	02/23/2007
WisdomTree LargeCap Value Fund (effective June 30 this fund will be known as the WisdomTree U.S. LargeCap Value Fund)	02/23/2007
WisdomTree Global ex-US Real Estate Fund	06/05/2007
WisdomTree India Earnings Fund	02/22/2008

FUND	INCEPTION DATE
WisdomTree Emerging Markets High Dividend Fund	07/13/2007
WisdomTree Emerging Markets SmallCap Dividend Fund	10/30/2007
WisdomTree Middle East Dividend Fund	07/16/2008
WisdomTree Europe Hedged Equity Fund	12/31/2009
WisdomTree Emerging Currency Strategy Fund	05/05/2009
WisdomTree Brazilian Real Strategy Fund	05/14/2008
WisdomTree Chinese Yuan Strategy Fund	05/14/2008
WisdomTree Emerging Markets Local Debt Fund	08/05/2010
WisdomTree Managed Futures Strategy Fund	01/05/2011
WisdomTree Asia Local Debt	03/17/2011
WisdomTree Global Real Return	07/14/2011
WisdomTree Emerging Markets Corporate Bond Fund	03/08/2012
WisdomTree China ex-State-Owned Enterprises Fund	09/19/2012
WisdomTree Strategic Corporate Bond Fund	01/31/2013
WisdomTree U.S. Quality Dividend Growth Fund	05/22/2013
WisdomTree United Kingdom Hedged Equity Fund	0628/2013
WisdomTree Japan Hedged SmallCap Equity Fund	06/28/2013
WisdomTree U.S. SmallCap Quality Dividend Growth Fund	0725/2013
WisdomTree Emerging Markets Quality Dividend Growth Fund	08/01/2013
WisdomTree Emerging Markets Consumer Growth Fund	09/27/2013
WisdomTree Germany Hedged Equity Fund	10/17/2013
WisdomTree Bloomberg U.S. Dollar Bullish Fund	12/18/2013
WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund	12/18/2013
WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund	12/18/2013
WisdomTree Interest Rate Hedged Yield Bond Fund	12/18/2013
WisdomTree Negative Duration High Yield Bond Fund	12/18/2013
WisdomTree Bloomberg Floating Rate Treasury Fund	02/04/2014
WisdomTree Japan Hedged Real Estate Fund	04/08/2014
WisdomTree Japan Hedged Financials Fund	04/08/2014
WisdomTree Japan Hedged Capital Goods Fund	04/08/2014
WisdomTree Japan Hedged Health Care Fund	04/08/2014
WisdomTree Europe Quality Dividend Growth Fund	05/07/2014
WisdomTree International Hedged Quality Dividend Growth Fund	05/07/2014
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	12/10/2014
WisdomTree Europe Hedged SmallCap Equity Fund	03/04/2015

EXHIBIT A

Fund Services Agreement

between WisdomTree Trust and WisdomTree Asset Management, Inc

as of June 26, 2017

FUND	INCEPTION DATE
WisdomTree Japan Hedged Quality Dividend Growth Fund	04/09/2015
WisdomTree Western Asset Unconstrained Bond Fund	06/11/2015
WisdomTree Global ex-U.S. Hedged Dividend Fund	06/04/2015
WisdomTree CBOE S&P 500 PutWrite Strategy Fund	02/24/2016
WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund	07/09/2015
WisdomTree U.S. Domestic Economy Fund	07/21/2015
WisdomTree U.S. Export and Multinational Fund	07/21/2015
WisdomTree Strong Dollar Emerging Markets Equity Fund	10/29/2015
WisdomTree Europe Domestic Economy Fund	10/29/2015
WisdomTree Global ex-U.S. Hedged Real Estate Fund	10/29/2015
WisdomTree Global SmallCap Dividend Fund	11/12/2015
WisdomTree Global Hedged SmallCap Dividend Fund	11/19/2015
WisdomTree Dynamic Long/Short U.S. Equity Fund	12/23/2015
WisdomTree Dynamic Bearish U.S. Equity Fund	12/23/2015
WisdomTree Dynamic Currency Hedged International Equity Fund	1/07/2016
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	1/07/2016
WisdomTree Dynamic Currency Hedged Europe Equity Fund	1/07/2016
WisdomTree Dynamic Currency Hedged Japan Equity Fund	1/07/2016
WisdomTree International Quality Dividend Growth Fund	4/07/2016
WisdomTree Emerging Markets Dividend Fund	4/07/2016
WisdomTree Global ex-Mexico Equity Fund	02/10/2017
WisdomTree Fundamental U.S. Corporate Bond Fund	4/27/2016
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund	4/27/2016
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund	4/27/2016
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund	4/27/2016
WisdomTree Fundamental U.S. BBB Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term BBB Corporate Bond Fund
WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund	11/03/2016
WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund	05/18/2017
WisdomTree U.S. Multifactor Fund

WisdomTree Trust	WisdomTree Asset
Management, Inc.

/s/ Jonathan Steinberg	/s/ Gregory Barton
Signature	Signature
Jonathan Steinberg	Gregory Barton
President	Chief Operating Officer